DAVIDsTEA AST

Appointment of Proxyholder

I/We, being holder(s) of common shares of DAVIDsTEA Inc. (the "Corporation"), hereby appoint: Herschel Segal, Chairman of the Board or, failing him, Frank Zitella, President, Chief Financial Officer, Chief Operating Officer and Secretary of the Corporation, or

____
Print the name of the person you are appointing if this person is someone other than the individuals listed above

as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Corporation to be held at 9:30 a.m. (Eastern Time), on June 17, 2021, at the head office of the Corporation, 5430 Ferrier Street, Town of Mount Royal, Québec, Canada (the "Meeting"), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Management recommends voting FOR the following Resolutions. Please use a dark black pencil or pen.

1. Election of Directors

	FOR	*WITHHOLD*
1. Herschel Segal	☐	☐
2. Sarah Segal	☐	☐
3. Susan L. Burkman	☐	☐
4. Pat De Marco	☐	☐
5. Peter Robinson	☐	☐

2. Appointment of Auditor

	FOR	*WITHHOLD*
Appointment of Ernst & Young LLP, Chartered Professional Accountants, as auditor of the Corporation and authorizing the directors to fix its remuneration.	☐	☐

3. Special Resolution

	FOR	*AGAINST*
A special resolution in the form annexed as Schedule A to the management information circular of the Corporation dated May 12, 2021 (the "Circular") to amend the Articles of the Corporation in order to allow the Board of Directors of the Corporation to appoint one or more additional directors pursuant to section 106(8) of the Canada Business Corporations Act.	☐	☐

Under Canadian Securities Legislation, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the applicable boxes below. You may also go to AST Trust Company (Canada) Website at https://ca.astfinancial.com/financialstatements and input code 1422A.

- ☐ I do not want to receive annual financial statements
- ☐ I would like to receive quarterly financial statements

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **(If no voting instructions are indicated above, this proxy will be voted FOR a matter by Management's appointees or, if you appoint another proxyholder, as such other proxyholder sees fit.) On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

______________________________ ____________
Signature(s) Date

Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. All proxies must be received by Wednesday, June 15, 2021 at 5:00 p.m. (Eastern Time) or be deposited with the Secretary of the Corporation before the commencement of the Meeting.

Proxy Form – Annual and Special Meeting of Shareholders of DAVIDsTEA Inc. to be held on June 17, 2021 (the "Meeting")

Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may forward either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

4. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together in respect of such security.

All holders should refer to the Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

This proxy is solicited by and on behalf of the Corporation's Management.

AST

How to Vote

INTERNET

- Go to www.astvotemyproxy.com
- Cast your vote online
- View Meeting documents

TELEPHONE

Use any touch-tone phone, call toll free in Canada and United States **1-888-489-7352** and follow the voice instructions

To vote by Internet or telephone you will need your control number. If you vote by Internet or telephone, do not return this proxy.

MAIL, FAX OR EMAIL

- Complete and return your signed proxy in the envelope provided or send to:

  AST Trust Company (Canada)
  P.O. Box 721
  Agincourt, ON M1S 0A1

- You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and the United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was mailed by Management to you.

All proxies must be received by June 15, 2021 at 5:00 p.m. (Eastern Time) or be deposited with the Secretary of the Corporation before the commencement of the Meeting.

DAVIDsTEA AST

Voting Instruction Form – Employee

I/We, being holder(s) of common shares of DAVIDsTEA Inc. (the "Corporation"), hereby appoint: Herschel Segal, Chairman of the Board of the Corporation and or, failing him, Frank Zitella, President, Chief Financial Officer, Chief Operating Officer and Secretary of the Corporation, or

____

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in the space above

to attend, act and vote in the name of the undersigned at the Annual and Special Meeting of Shareholders of the Corporation to be held at 9:30 a.m. (Eastern Time), on June 17, 2020, at the head office of the Corporation, 5430 Ferrier Street, Town of Mount Royal, Québec, Canada (the "Meeting"), and at any and all adjournments or postponements thereof.

Management recommends voting FOR the following Resolutions. Please use a dark black pencil or pen.

1. Election of Directors

	FOR	WITHHOLD		FOR	WITHHOLD
1. Herschel Segal	☐	☐	4. Pat De Marco	☐	☐
2. Sarah Segal	☐	☐	5. Peter Robinson	☐	☐
3. Susan L. Burkman	☐	☐			

2. Appointment of Auditor

Appointment of Ernst & Young LLP, Chartered Professional Accountants, as auditor of the Corporation and authorizing the directors to fix its remuneration

FOR ☐ WITHHOLD ☐

3. Special Resolution

A special resolution in the form annexed as Schedule A to the management information circular of the Corporation dated May 12, 2021 (the "Circular") to amend the Articles of the Corporation in order to allow the Board of Directors of the Corporation to appoint one or more additional directors pursuant to section 106(8) of the Canada Business Corporations Act.

FOR ☐ AGAINST ☐

Under Canadian Securities Law, you are entitled to receive certain investor documents. If you wish to receive such material, please mark the applicable boxes below. Please note if you do not mark the appropriate box, you will not receive any documents from the Company. You may also go to AST's website https://ca.astfinancial.com/financialstatements and input code 1422a.

☐ I would like to receive quarterly financial statements

☐ I would like to receive annual financial statements

I/We hereby authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any instructions previously given with respect to the Meeting. **If no voting instructions are indicated above, this VIF will be voted FOR a matter by Management's appointees or, if you appoint another person, as such other person sees fit. On any amendments or variations proposed or any new business properly submitted at the Meeting, I/We authorize you to vote as you see fit.**

______________________________ ______________________

Signature(s) Date

Please sign exactly as your name(s) appear on this VIF. Please see reverse for instructions. All VIFs must be received by 5:00 p.m. (Eastern Time) on June 15, 2021.

Voting Instruction Form (VIF) – Annual and Special Meeting of Shareholders of DAVIDsTEA Inc. to be held on June 17, 2020 (the "Meeting")

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the Meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.

2. *We are prohibited from voting these securities on any of the matters to be acted upon at the Meeting without your specific voting instructions.* In order for these securities to be voted at the Meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.

3. If you want to attend the Meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the Meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the Meeting and vote on all matters that are presented at the Meeting, even if those matters are not set out in this form or the Circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.

4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**

5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by Management to you.

6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the Meeting.**

7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the Meeting or any adjournment thereof.

8. Your voting instructions will be recorded on receipt of the VIF.

9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.

10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.

11. This VIF should be read in conjunction with the Circular and other proxy materials provided by Management.

All VIFs must be received by 5:00 p.m. (Eastern Time) on June 15, 2021.

How to Vote

INTERNET

- Go to www.astvotemyproxy.com
- Cast your vote online
- View Meeting documents

TELEPHONE

Use any touch-tone phone, call toll free in Canada and United States **1-888-489-7352** and follow the voice instructions.

To vote by Internet or telephone you will need your control number. If you vote by Internet or telephone, do not return this VIF.

MAIL, FAX OR EMAIL

- Complete and return your signed VIF in the envelope provided or send to:

AST Trust Company (Canada)
P.O. Box 721
Agincourt, Ontario M1S 0A1

You may alternatively fax your VIF to 416-368-2502 or toll free in Canada and the United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com.